NOTICE OF ANNUAL MEETING
                            TO BE HELD AUG. 11, 1998



              To the shareholders of the Valley Forge Fund, Inc.



NOTICE IS HEREBY GIVEN that the Annual Meeting of the Valley Forge Fund, Inc. will be held at 1375 Anthony Wayne Drive, Wayne, Pennsylvania 19087 on August 11, 1998 at 7:30 PM for the following purposes.


   1) To elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

   2) To ratify or reject the selection of Landsburg, Platt, Raschiatore and Dalton as independent public accounts to audit & certify financial state-ments of the Fund for the fiscal year ending December 31, 1998.

   3) To transact such other business as may properly come before the meeting or any general adjournments thereof.



The Board of Directors has fixed the close of business on June 16, 1998 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



            IF YOU DO NOT  EXPECT TO ATTEND  THE MEETING  IN PERSON,
              PLEASE FILL IN, SIGN  AND RETURN THE ENCLOSED PROXY.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

























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                                PROXY STATEMENT


                            VALLEY FORGE FUND, INC.
                  Valley Forge, Pa. 19481   Tel. 1-800-548-1942


Enclosed herewith is Notice of an Annual Meeting of Shareholders of Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This proxy material was first mailed to shareholders on July 1, 1998.

The proxy may be revoked at any time before it is exercised either by mail no-tice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.

You are requested to place your instructions on the enclosed proxy and then sign, date and return it. The cost of soliciting proxies will be borne by your Fund.

There is one class of capital stock of the Fund, all of which have equal voting rights. On June 16, 1998, the date of record, there were 1,049,158 shares out-standing, held by shareholders entitled to notice of and to vote at the meeting. In all matters each share has one vote.



                             ELECTION OF DIRECTORS

There are seven (7) nominees listed below who have consented to serve as direct-ors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.


          Nominees for Election of Directors of the Valley Forge Fund

     Name, Age &        Directors     Principal  Occupation    # Shares    %  of
     Fund Office          Since          Past Five Years       06/01/98    Class

Bernard B. Klawans         1971      President                  59,382      5.6
  77                                 Valley Forge Fund, Inc.
  * President                        Valley Forge, Pa.
                                                                     (1)
Dr. Gerd H. Dahl           1976     Dir. Agr Chem Research       3,003      0.3
  67                                Elf Atochen North America
  * Secretary                       Philadelphia, Pa.

  * Directors of the Fund who are "interested persons" as defined in the Invest-ment Company Act of 1940. Mr. Klawans is an "interested person" by virtue of his position in the Fund's Investment Adviser. All Fund officers are al-so considered "interested persons".

  1) Includes 1,288 shares held outright, 1,395 shares in an IRA and 160 shares each held in custodianship for daughters, Karen and Laura.

                        Directors     Principal  Occupation    # Shares    %  of
     Name & Age           Since          Past Five Years       06/01/98    Class
                                                                     (1)
Victor J. Belanger         1978      VP & Chief Oper Officer    13,942      1.3
    56                               Linearizer Tech, Inc.
                                     Robbinsville, NJ.
                                                                     (2)
Dr Thomas A. Fosnocht      1995      Dr. of Dental Surgery      55,493      5.3
    56                               Retired
                                     Paoli, Pa.
                                                                     (3)
Dr. James P. King          1971      President                   1,667      0.2
    64                               Desilube Technology Inc.
                                     Lansdale, Pa
                                                                     (4)
Donald A. Peterson         1997      Program Manager             15,804     1.5
    57                               Lockheed Martin
                                     King of Prussia, Pa
                                                                     (5)
William A. Texter          1992      Mgr Corp Nuclear Quality     2,606     0.2
    51                               Peco Energy Co.
                                     Philadelphia, Pa

  1) Includes 69 shares held outright, 12,237 shares in IRA's, 258 shares held in custodianships for father, Francis V. Belanger, 890 shares for son Victor Belanger II and 488 shares for Daughter, Suzanne Belanger.
  2) Includes 1,136 shares held in Joint Tenancy with his wife Mary L. Fosnocht and 54,357 shares in an IRA.
  3) Held in a Living Trust DTD August 2, 1994.
  4) Includes 3,621 shares held in an IRA and 12,183 shares held in Joint Tenan-cy with his wife Donna M. Peterson.
  5) Held in Joint Tenancy with his wife, Sandra K. Texter.

Shareholders have one vote for each share they own for each of seven directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-jority of the votes cast, when a quorum is present, will elect each director. All nominees who stood for election last year were overwhelmingly reelected.


                          Board Meetings & Committees

There were six Board of Directors meetings in 1997. Mr. Peterson was elected to replace Dr. Miller in December 1997. Mr. Belanger attended 3 and Dr. Fosnocht attended 5. Dr's Dahl & King and Messers Klawans & Texter attended all 6.


                          Principal Executive Officers

       Name                      Age               Executive Office & Tenure

Bernard B. Klawans                77            President since 1971 (inception)
Dr. Gerd H. Dahl                  67            Secretary since 1985
Nancy W. Klawans                  77            Treasurer since 1973

Officers are elected by the Board of Directors for a term of one year.

                    Remumeration of Directors and Officers

The Fund pays $49.50 a month to Dr. Dahl and Mrs. Klawans to cover their mis-cellaneous expenses associated with services rendered as officers of the Fund. In addition, all directors except Dr. Dahl and Mr. Klawans are paid $99 for ex-penses associated with each Directors' meeting they attend. The officers and directors of the Fund, as a group, own 151,897 shares beneficially, directly and indirectly or 14.4% of the shares outstanding. There is no other class of shares issued.



                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. Where consistant with best price and execution, and in light of its lim-ited resources, the Fund will deal with primary market makers in placing over-the-counter portfolio orders. The Fund places all orders for purchase and sale of its portfolio securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are help-ful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these ser-vices or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 1997, the Fund paid $29,719 in brokerage commissions. Brokerage commissions were $17,324 in 1996 and $14,717 in 1995. The Board of Directors evaluates and reviews semi-annualy the reasonableness of brokerage commissions paid.



                  RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Lands-burg, Platt, Raschiatore and Dalton CPA's, to audit and certify financial state-ments of the Fund for the year 1998. In connection with the audit function, Landsburg, Platt, Raschiatore and Dalton will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Landsburg, Platt, Raschiatore and Dalton. Neither Landsburg, Platt, Raschiatore and Dalton nor any of its partners have any direct or material indirect financial interest in the Fund. During the fiscal year ended December 31, 1997 Landsburg, Platt, Paschiatore and Dalton provided no non-auditing services to the Fund.

A representative of Landsburg, Platt, Raschiatore and Dalton will not be present at the meeting unless requested by a shareholder (either in writing or by tele-phone) in advance of the meeting. Such requests should be directed to the se-cretary of the Fund.



                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 1999. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later then January 4, 1999 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 which sets forth certain requirements.



                                 OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meet-ing, the proxies will be voted in accordance with the view of the Board of Di-rectors.

                    PROXY- SOLICITED BY THE BOARD OF DIRECTORS
        VALLEY FORGE FUND - ANNUAL MEETING OF SHAREHOLDERS AUG. 11, 1998


The annual meeting of the VALLEY FORGE FUND will be held Aug. 11, 1998 at 1375 Anthony Wayne Dr., Wayne, Pa. at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans and/or Gerd H. Dahl as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjourn-ments thereof, with all powers the undersigned would possess if personally pres-ent, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROX-IES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BE-FORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.



1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         Bernard B  Klawans      Dr Gerd H Dahl       Victor J Belanger
         Dr Thomas A Fosnocht    Dr James P King      Donald A. Peterson
         William A Texter


2. Proposal to ratify the selection of Landsburg, Platt, Reschiatore and Dalton by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1998.
            ___                    ___                    ___
           l___l   FOR            l___l   AGAINST        l___l   ABSTAIN



Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.

Dated ___________________, 1998

                                                       ________________________
                                                        Shareholder's Signature

                                                       _________________________
                                                        Shareholder's Signature


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